SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   November 11, 2010
 (Date of earliest event reported)

DIRECT INSITE CORP.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-20660	11-2895590
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

13450 West Sunrise Boulevard, Suite 510, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(631) 873-2900

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

INFORMATION TO BE INCLUDED IN THE REPORT

The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.02                      Results of Operations and Financial Condition

On November 11, 2010, Direct Insite Corp. issued an earnings release announcing its financial results for the nine months ended September 30, 2010.  A copy of the earnings release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99	Earnings Release, dated November 11, 2010, announcing the Registrant’s financial results for the nine months ended September 30, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRECT INSITE CORP.

By:  /s/    Michael Beecher
Michael J. Beecher
Chief Financial Officer

Dated:                      November 15, 2010